EXHIBIT 10.1
                                                                    ------------


                            ASSET PURCHASE AGREEMENT


     THIS ASSET PURCHASE AGREEMENT (this "AGREEMENT") is entered into on this 8th day of December, 2005, by and between GMX RESOURCES INC., an Oklahoma corporation (the "BUYER"), and McLachlan Drilling Company, a Michigan corporation (the "SELLER"), with reference to the following circumstances:

                                    RECITALS:
                                    ---------

     A. The Seller is the owner of that certain oil drilling rig more particularly known as Rig No. 5 and all related equipment, including collars, and all associated components and tools described on Exhibit A attached hereto (collectively, the "EQUIPMENT"); and

     B. The Seller desires to sell the Equipment to the Buyer, and the Buyer desires to purchase the Equipment from the Seller, pursuant to the terms and conditions described in this Agreement.

     In consideration of the premises and the terms, covenants and conditions contained in this Agreement, the Seller and the Buyer agree as follows:

     1. SALE AND PURCHASE OF EQUIPMENT. At the Closing (as hereinafter defined), the Seller shall sell to the Buyer, and the Buyer shall purchase from the Seller, the Equipment free and clear of all liens, encumbrances and other liabilities of any kind whatsoever and on the terms and conditions described in this Agreement.

          1.1 PURCHASE PRICE. The total purchase price to be paid by the Buyer to the Seller for the purchase of the Equipment is Five Million One Hundred Thousand Dollars ($5,100,000) (the "PURCHASE PRICE"), which shall be paid at the Closing by delivery of a promissory note payable on January 2, 2006, with interest at the rate of 7 percent (7%) per annum, and otherwise in substantially the form attached hereto as Exhibit B. The note shall be secured by a security interest in the Equipment pursuant to the terms of a security agreement to be executed at the Closing in mutually acceptable form.

          1.2 CONDITION OF EQUIPMENT. THE PARTIES AGREE AND ACKNOWLEDGE THAT BUYER IS PURCHASING THE EQUIPMENT AS IS, WHERE IS, WITHOUT ANY WARRANTIES FROM SELLER, EXPRESS OR IMPLIED, AS TO THE FITNESS OR CONDITION OF THE EQUIPMENT.

          1.3 BILL OF SALE. At the Closing, the Seller shall execute and deliver to the Buyer a Bill of Sale for the Equipment in substantially the form attached hereto as Exhibit C.

          1.4 DELIVERY OF POSSESSION. At the Closing, the Seller shall relinquish possession of the Equipment to the Buyer at its then current location in Harrison County, Texas. The Buyer and the Seller expressly agree that title to the Equipment, and the risk of loss with respect thereto, shall pass to the Buyer at the time of the Seller's tender of delivery at such location on the Closing Date. Notwithstanding the above, the parties agree that a sixteen (16) foot Candelabra Substructure Component of the Equipment is located in Evart, Michigan, and that Buyer will be responsible for all costs associated with the shipping of said Component to Harrison County, Texas, or another location of the Buyer's choosing.

          1.5 TERMINATION OF CONTRACT. The existing drilling contract between Seller and Buyer relating to the Equipment shall be terminated at the Closing without any further action by Buyer and Seller. Any amounts or obligations owed by either party as of Closing shall be paid by said party within 15 days of Closing.

     2. CLOSING. The closing of the transactions contemplated in this Agreement (the "CLOSING") shall occur within 5 days after execution of this Agreement at such specific time and place as the parties mutually agree. The day on which the Closing occurs is referred to in this Agreement as the "CLOSING DATE."

     3. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to the Buyer as follows:

          3.1 ORGANIZATION. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan.

          3.2 AUTHORIZATION. The Seller has all requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. The execution, delivery and performance by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller. This Agreement has been duly and validly executed and delivered by the Seller and constitutes the valid and binding obligation of the Seller, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar laws affecting the enforceability of creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies.

          3.3 ABSENCE OF CONFLICTS. The execution, delivery and performance by the Seller of this Agreement does not and will not, with or without the giving of notice, the taking of any action by a third party or the lapse of time, (a) violate any law or order applicable to the Seller, (b) violate any provision of the certificate of incorporation or bylaws of the Seller or (c) violate or result in a breach of or constitute a default under, or require the consent or approval of any third party under, or result in or permit the termination or amendment of any provision of, or result in or permit the acceleration of the maturity or cancellation of performance of any obligation under, or result in the creation or imposition of any lien upon the Equipment, or give to others any interests or rights in the Equipment under, any indenture, deed of trust, mortgage, contract, lease or other agreement, instrument or commitment to which the Seller is a party or by which the Seller or the Equipment may be bound or affected.

          3.4 TITLE TO EQUIPMENT. The Seller has, and at the Closing will transfer to the Buyer, good, valid and marketable title to the Equipment, free and clear of all liens, encumbrances and other liabilities.

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

          3.5 BROKERS. No broker or other party is entitled to any fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Seller or any of its affiliates.

     4. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to the Seller as follows:

          4.1 ORGANIZATION. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma.

          4.2 AUTHORIZATION. The Buyer has all requisite power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance by the Buyer of this Agreement have been duly authorized by all necessary corporate action on the part of the Buyer. This Agreement has been duly and validly executed and delivered by the Buyer and constitutes the valid and binding obligation of the Buyer, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar laws affecting the enforceability of creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies.

          4.3 ABSENCE OF CONFLICTS. The execution, delivery and performance by the Buyer of this Agreement does not and will not, with or without the giving of notice, the taking of any action by a third party or the lapse of time, (a) violate any law or order applicable to the Buyer, (b) violate any provision of the certificate of incorporation or bylaws of the Buyer or (c) violate or result in a breach of or constitute a default under, or require the consent or approval of any third party under, or result in or permit the termination or amendment of any provision of, or result in or permit the acceleration of the maturity or cancellation of performance of any obligation under, or give to others any interests or rights under, any indenture, deed of trust, mortgage, contract, lease or other agreement, instrument or commitment to which the Buyer is a party or by which the Buyer may be bound or affected, except for any such violations that in the aggregate would not materially hinder, delay or impair the ability of the Buyer to perform its obligations under, or consummate the transactions contemplated by, this Agreement.

          4.4 BROKERS. No broker or other party is entitled to any fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Buyer or any of its affiliates.

          4.5 CONDITION OF EQUIPMENT. THE BUYER ACKNOWLEDGES THAT THEY ARE PURCHASING THE EQUIPMENT AS IS, WHERE IS, WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, OF SELLER AS TO THE FITNESS OR CONDITION OF THE EQUIPMENT.

     5. CONDITIONS TO CLOSING.

          5.1 OBLIGATION OF THE SELLER TO CLOSE. The Seller's obligation to sell the Equipment to the Buyer is subject to the satisfaction of the following conditions at or prior to the Closing: (a) the Buyer shall not be in default of any term or condition of this

     Agreement, and (b) each and every representation and warranty of the Buyer contained in Section 4 of this Agreement shall be true and correct on the Closing Date as if made at the Closing.

          5.2 OBLIGATION OF THE BUYER TO CLOSE. The Buyer's obligation to purchase the Equipment from the Seller is subject to the satisfaction of the following conditions at or prior to the Closing: (a) the Seller shall not be in default of any term or condition of this Agreement, (b) each and every representation and warranty of the Seller contained in Section 3 of this Agreement shall be true and correct on the Closing Date as if made at the Closing, (c) the Seller and any other appropriate parties shall have executed and delivered to the Buyer any and all documents reasonably necessary to ensure that the Buyer has obtained good, valid and marketable title to the Equipment, including releases of liens of Muskegon Development Company and Northwestern Bank; and (d) the Buyer shall have conducted such inspections and testing of the Equipment as Buyer determines to be appropriate and has determined that the condition of the Equipment is satisfactory to the Buyer.

     6. MISCELLANEOUS PROVISIONS.

          6.1 SURVIVAL OF PROVISIONS. Each statement, representation, warranty, covenant and agreement made by each of the parties to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

          6.2 NOTICES. All notices and other communications required or permitted by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered, received by facsimile or other electronic communication, or when received if sent by private courier or first class certified mail, return receipt requested, addressed to the parties at the addresses set forth below (or at such other address as any party may specify by notice to all other parties given as aforesaid):

          If to the Buyer:        Ken L. Kenworthy, Jr.
                                  Chief Executive Officer
                                  GMX RESOURCES INC.
                                  9400 North Broadway, Suite 600
                                  Oklahoma City, Oklahoma  73114
                                  fax:  (405) 600-0600

          with a copy to:         Michael M. Stewart, Esq.
                                  Crowe & Dunlevy
                                  20 North Broadway, Suite 1800
                                  Oklahoma City, Oklahoma  73102
                                  fax:  (405) 272-5238

          If to the Seller:       James E. McLachlan, President
                                  McLachlan Drilling Company
                                  P.O. Box 548
                                  815 W. 7th Street
                                  Evart, MI  49631
                                  fax:  (231) 734-2199

          with a copy to:         James B. Jensen, Jr.
                                  Foster, Swift, Collins & Smith, P.C.
                                  313 S. Washington Square
                                  Lansing, MI  48933
                                  fax:  (517) 367-7384

          6.3 INTEGRATION; AMENDMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement and signed by all of the parties hereto.

          6.4 WAIVER. No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

          6.5 BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of each party hereto and its successors and assigns. The Buyer may assign its rights under this Agreement to a wholly-owned subsidiary of the Buyer, but such assignment shall not relieve the Buyer from responsibility under this Agreement or the promissory note to be delivered for the Purchase Price. Seller may not assign its rights and obligations under this Agreement without the consent of Buyer.

          6.6 SECTION HEADINGS. The section headings contained in this Agreement are for convenience of reference only and are not intended to define or limit the contents of such sections.

          6.7 COUNTERPARTS; FACSIMILE EXECUTION. This Agreement may be executed in multiple counterparts (including by means of facsimile or other electronic medium), all of which taken together shall be deemed to be one document.

          6.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of Michigan applicable to contracts made and to be performed therein, without reference to its conflict of laws provisions.

          6.9 FORUM SELECTION. The parties agree that the state and federal courts of the districts in which Lansing, Michigan, is located shall have exclusive jurisdiction over any case or controversy arising out of or in any manner relating to this Agreement or the parties' obligations hereunder.

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

          6.10 LITIGATION EXPENSES. In the event either party hereto commences litigation against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other its reasonable attorneys' fees and expenses incidental to such litigation.


                        SIGNATURE PAGE FOLLOWS THIS PAGE.






























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

     IN WITNESS WHEREOF, the parties have executed and delivered this Asset Purchase Agreement on the date set forth in the introductory paragraph of this Agreement.


"BUYER"                       GMX RESOURCES INC., an Oklahoma corporation



                              By: /s/ Ken L. Kenworthy, Jr.
                                  ------------------------------
                                  Ken L. Kenworthy, Jr., Chief Executive Officer



"SELLER"                      McLACHLAN DRILLING COMPANY, a Michigan
                              corporation



                              By: /s/ James E. McLachlan
                                  ------------------------------
                                  James E. McLachlan, President

                                    EXHIBIT A
                                    ---------

                          LIST OF EQUIPMENT COMPONENTS































Exhibit A to Asset Purchase Agreement                                Page 1 of 2

DRAW WORKS
Ideco H-1000 single drum with circul. brake flanges, Parmac double 22" Hydro-matic brake, Crown-o-matic, spinning cathead, hydraulic catworks, Gearmatic hydraulic tugger winches - Powered by: 2 ea Cummins NT A Diesel engines w/ Allison 5860 five-speed transmissions-1050 HP

MAST
Ideco KN117-358 AH-117ft, 358,000 lb on 10 lines, 4" standpipe, 3 1/2 x 55'
kelly hose

TRAVELING
Gardner Denver TWW -30 block assembly with 300 ton hydrahook. Unitized block-hook w/5-42" sheaves 1-1/8" line, 96" x 2 3/4' weldess bails

TWO SUBSTRUCTURES AVAILABLE

A) Custom 300 ton integrally loaded w/ 14' x 24' floor space, 13' KB measurement w/ 10' 6" clear height under rotary beams-48' long cat walk w/V -Door

B) Custom 400 ton cantilever substructure with 14' x 19' 11" floor space - 18' 11" KB measurement and 16' clear height under the rotary beams - 48' long cat walk w/V-Door. Substructure is fitted and pinned to a 5' 7" high x 80' long pony sub w/ ramp located in Evart, MI

ROTATING
Ideco SR 20.5 rotary table- 20 1/2 in opening w/split master bushing Ideco TL 200 ton swivel Foster Model 77 kelly spinner 5 1/4 x 40' Hex kelly Varco 4 r oller drive bushing

MUD SYSTEM
2 ea 225 bbl steel pits w/7 compartments, bypass trougbing, top mounted walkways Harrisburg 10" two cone desander w/ 50 HP electric motor, 5 x 6 centrfugal pump w/ internal piping to charge either system Derrick flow line cleaner shale shaker Choke manifold & gas buster

WELL CONTROL EQUIPMENT
Cameron 11" 5000 Ib Type D Annular
Schaffer 11" 5000 Ib Type "LWS" double ram w/4 1/2 & blind rams
Schaffer 13 5/8" 5000 Ib Annular
Schaffer 13 5/8" 5000 lb "LWS" double ram w/ 4 1/2 and blind rams
Koomey Type 80 3000# 80 gal accumulator w/5 stations & remote, one 15 HP electric tiplex & 2 air charge pumps W/Nitrogen backup system

DRILL STRING
8 EA 8 x 2 1/4 drill collars
20 ea 6 1/2 x 2 1/4 drill collars

GENERATOR ACCUMULATOR TRAILER
2 ea 275 KW gen sets powered by John Deere Cummins engine & power panel

DOG HOUSE, FUEL TRAILER
8' x 22' elevating dog house w/tool room & knowledge box equipped w/Martin Decker 3-pen recorder & Satellite Automatic Driller 8,000 gal fuel tank with lubster

AUXILIARY EQUIPMENT
Wooley Type "B" rotary tongs 3 1/2 x 13 3/8 heads, 2 ea 360 BBL water tanks w/ triplex high pressure wash down pump & rig circulating system

                                    EXHIBIT B
                                    ---------

                             FORM OF PROMISSORY NOTE

                                 PROMISSORY NOTE

$5,100,000.00                                            OKLAHOMA CITY, OKLAHOMA
                                                                DECEMBER 8, 2005

     FOR VALUE RECEIVED, the undersigned GMX RESOURCES INC., an Oklahoma corporation, and its wholly-owned subsidiary, Diamond Blue Drilling Co., an Oklahoma corporation, jointly and severally (collectively "MAKER"), promises to pay to the order of McLachlan Drilling Company, a Michigan corporation ("PAYEE"), whose address is P.O. Box 548, 815 West 7th Street, Evart, Michigan 49631, the principal sum of Five Million One Hundred Thousand and No/100s Dollars ($5,100,000.00), together with interest at the rate of seven percent (7%) per annum or as otherwise described herein on the unpaid principal balance from time to time outstanding hereunder, beginning to accrue from the date hereof and payable at the time and in the manner set forth herein.

     The principal balance hereunder, together with all accrued and unpaid interest thereon, shall be due and payable on January 2, 2006. Any payment hereunder which would otherwise be due on a Saturday, Sunday or a day upon which the banks in Oklahoma City, Oklahoma are otherwise closed shall instead be due on the next business day upon which the banks in such location are open. All payments of principal or interest hereunder shall be made to Payee at the address set forth above, or such other address as Payee may designate in writing to Maker from time to time.

     If this Promissory Note is placed in the hands of an attorney for collection or to defend or enforce any of the holder's rights hereunder, Maker will pay to the holder hereof its reasonable attorneys' fees, together with all court costs and other expenses paid by such holder. While any default exists in the timely payment of amounts due hereunder, all outstanding amounts of principal and accrued and unpaid interest shall bear interest at a rate equal to five percent (5%) per annum in excess of the interest rate otherwise provided hereunder, accrued from the occurrence of such default.

     Any default under the terms of a Security Agreement dated as of the date hereof entered into by and between Maker and Payee (a copy of which is attached hereto as Exhibit A) shall constitute a default under this Promissory Note.

     No waiver of any payment or other right under this Promissory Note or any related agreement shall operate as a waiver of any other payment or right. This Promissory Note shall inure to the benefit of the successors and assigns of Payee or any other holder and shall be binding upon the successors and assigns of Maker.

     This Promissory Note is to be construed according to the laws of the State of Michigan.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on the date above written.

                                     GMX RESOURCES INC., an Oklahoma corporation and
                                     Diamond Blue Drilling Co., an Oklahoma
                                     corporation

                                     By:
                                         -------------------------------------
                                         Ken L. Kenworthy, Jr.
                                         Chief Executive Officer

                                                    EXHIBIT A TO PROMISSORY NOTE

                               SECURITY AGREEMENT

     SECURITY AGREEMENT ("Agreement") made as of the 8th day of December, 2005, by and between McLachlan Drilling Company, a Michigan corporation, whose mailing address is P.O. Box 548, Evart, Michigan, 49631-0548 and whose street address is 815 West 7th Street, Evart, Michigan, 49631 ("Secured Party"), and Diamond Blue Drilling Co., an Oklahoma corporation and a wholly-owned subsidiary of GMX Resources Inc., an Oklahoma corporation, ("GMX") whose mailing and street address is 9400 North Broadway, Suite 600, Oklahoma City, Oklahoma, 73114 (the "Debtor").

     Debtor and Secured Party AGREE AS FOLLOWS:

     1. GRANT OF SECURITY INTEREST. Debtor hereby grants Secured Party a continuing security interest in the property described in Paragraph 2. below (all of the property described in Paragraph 2. is collectively referred to in this Agreement as the "Collateral"), to secure the punctual payment and full performance of all indebtedness, liabilities and obligations of Debtor and GMX to Secured Party under or pursuant to the covenants and agreements contained in a certain Promissory Note of even date herewith executed by Debtor and GMX and payable to Secured Party in the principal amount of Five Million One Hundred Thousand and 00/100 Dollars ($5,100,000.00) (referred to as the "Note"). Said Note being issued by Debtor and GMX to purchase the Collateral from the Secured Party. It is the express intention of Debtor that this Security Agreement shall be security for the payment and performance of the Note.

     2. COLLATERAL. The Collateral is that certain oil drilling rig more particularly known as Rig No. 5 and all related equipment, including collars, and all associated components and tools described on the attached Exhibit A; as well as the proceeds of the Collateral and the proceeds of all insurance, eminent domain, condemnation awards, and all products of and accessions to the Collateral.

     3. NO UNAUTHORIZED DISPOSITION OF COLLATERAL. Debtor will not sell the Collateral except in the ordinary course of Debtor's business and will not assign, transfer, pledge, grant a security interest in, or otherwise dispose of or encumber the Collateral without Secured Party's prior written consent.

     4. PERFECTION OF SECURITY INTEREST. Debtor will promptly execute and deliver to Secured Party, concurrently with execution of this Security Agreement and at any time or times hereafter, at the request of Secured Party, all financing statements, assignments, certificates of title, applications for motor vehicle titles, affidavits, reports, notices, letters of authority and any and all other documents and agreements as Secured Party may request, in form satisfactory to Secured Party, to perfect and to at all times maintain

                                                    EXHIBIT A TO PROMISSORY NOTE


perfected Secured Party's security interest in the Collateral. Debtor also agrees to make appropriate entries on its books and records disclosing Secured Party's security interest in the Collateral.

     5. WARRANTIES. Debtor agrees and warrants to Secured Party that: (a) Debtor has or forthwith will acquire full legal title to the Collateral and is, or when acquired will be, the lawful owner of all of the Collateral with an unqualified right to subject the Collateral to the security interest herein granted to Secured Party; (b) all of the Collateral is, or when acquired by Debtor will be, in the possession of the Debtor, and Debtor agrees not to remove the Collateral outside the State of Texas without Secured Party's prior written consent, nor use or permit the Collateral to be used for any unlawful purpose; (c) Debtor will not conduct Debtor's business under any name other than that set forth above, nor change or reorganize the business entity under which it does business, except upon the prior written approval of Secured Party and, if such approval is granted, Debtor agrees that all documents, instruments and agreements requested by Secured Party shall be prepared, filed and recorded at Debtor's expense, before such change occurs; (d) Debtor will not remove any records concerning the Collateral from the street address specified above nor keep any of its records at any other address unless written notice thereof is given to Secured Party at least ten (10) days prior to the creation of any new address for the keeping of such records; (e) Debtor will at all times maintain the Collateral in good condition and repair; and (f) Debtor has full authority, complete power and is duly authorized to enter into this Agreement with Secured Party, and the execution of this Agreement does not constitute a breach of any provision contained in any other agreement or instrument to which Debtor is or may become a party or by which Debtor is or may be bound or affected. Debtor hereby agrees to indemnify and hold harmless Secured Party from and against any and all expenses and costs, including reasonable attorney fees, arising from or related to any breach of these warranties. All of Debtor's warranties in this Paragraph 5. shall be deemed to be continuing warranties until Debtor shall have no obligations to Secured Party under the Note.

     6. TAXES, INSURANCE. Debtor will: (a) promptly pay all taxes, levies, assessments, judgments, and charges of any kind upon or relating to the Collateral, to Debtor's business, and to Debtor's ownership or use of any of its assets, income, or gross receipts; (b) at its own expense, keep all of the Collateral fully insured against loss or damage by fire, theft, explosion and other risks, in such amounts, with such companies, under such policies, and in such form as shall be satisfactory to Secured Party, a copy of which policies shall be delivered to Secured Party with evidence of premium payment and which policies shall be endorsed to provide Secured Party a standard loss payable clause with not less than thirty (30) days notice of cancellation or of any change in coverage and the Secured Party shall have a security interest in the proceeds of all such insurance and may apply any such proceeds received by it toward payment of the Note, whether or not due, in such order of application as Secured Party may determine; (c) maintain at its own expense public liability and property damage insurance in such amounts, with such companies, under such policies, and in such form as shall be satisfactory to Secured Party, and shall furnish Secured Party with a copy of such policies and

                                                    EXHIBIT A TO PROMISSORY NOTE


evidence of payment of premiums thereon. If Debtor at any time fails to obtain or maintain any of the policies required above or pay any premium relating thereto, or shall fail to pay any tax, assessment, levy or charge, or discharge any such lien, claim or encumbrance, then Secured Party, without waiving or releasing any obligation or default of Debtor hereunder, may at any time (without obligation to do so) make such payment, obtain such discharge, or obtain and maintain such policies of insurance, pay such premiums, and take such action with respect thereto as Secured Party deems advisable. All sums so disbursed by Secured Party, including reasonable attorney fees, court costs, expenses, and other charges relating thereto, shall be part of the Note secured hereby, shall be payable on demand, and shall bear interest until paid to Secured Party at ten percent (10 %) per annum.

     7. ACCESS. Debtor agrees to permit Secured Party or Secured Party's agents to have access to and to inspect the Collateral. Secured Party is hereby authorized to conduct from time to time such investigation of Debtor's continuing creditworthiness as Secured Party shall deem appropriate including, without limitation, Secured Party contact with Debtor's accountants or other third parties, and Secured Party is also authorized to respond to any credit inquiries received from trade creditors or other credit granting institutions. Debtor agrees to promptly supply Secured Party with such financial and other information concerning its financial and business affairs, assets and liabilities as Secured Party may from time to time request, and Debtor agrees that Secured Party or its agents may from time to time verify Debtor's continuing compliance with any of Debtor's warranties made in Paragraph 5. above, at Debtor's cost and expense.

     8. DEFAULT.

     A. The occurrence of any of the following events shall constitute a Default (as such term is used herein): (a) the non-payment, when due, of any amount payable on or pursuant to the Note, or any extension or renewal thereof; (b) failure to perform any agreement or obligation of Debtor contained in the Note;
(c) any statement, representation, or warranty of Debtor made herein, is untrue in any respect as of the date made; (d) any Debtor (which term, as used herein, shall mean the Debtor, each of its shareholders, and each other party primarily or secondarily liable on the Note) becomes insolvent or unable to pay their debts as they mature, makes an assignment for the benefit of creditors, conveys, substantially all of their assets, any proceedings are instituted by or against any Debtor alleging that such Debtor is insolvent or unable to pay debts as they mature or a petition of any kind is filed under the Federal Bankruptcy Code by or against such Debtor; (e) entry of any judgment against any Debtor or any order of attachment, execution, garnishment, forfeiture, sequestration, or other writ or order is levied on the Collateral; (f) the dissolution, merger, consolidation or transfer of a substantial part of the property of Debtor; (g) Debtor fails to pay the full amount of any tax, fee or assessment due and owing to any Federal, State or local government authority; or (h) any criminal proceeding is initiated against any Debtor.

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
                                                    EXHIBIT A TO PROMISSORY NOTE

     B. Whenever a Default shall exist, the Note may, at the option of the Secured Party and without demand or notice of any kind, be declared, and thereupon shall immediately become due and payable, and the Secured Party may exercise from time to time any and all rights and remedies, including the right to immediate possession of the Collateral, available to it under applicable law. Secured Party shall have the right to hold any property then in or upon the Collateral at time of repossession not covered by this Agreement until return is demanded in writing by the Debtor. Debtor agrees, upon Default, to assemble all the Collateral at a convenient place acceptable to the Secured Party and to pay all costs of collection of the Note, and enforcement of Secured Party's rights, including reasonable attorney fees and legal expenses (including bankruptcy proceedings), and all expenses in locating the Collateral and all expenses for any repairs to any realty or other property to which any of the Collateral may be affixed. Any notification of intended disposition of any of the Collateral required by law shall be deemed reasonably and properly given if sent at least seven (7) calendar days before such disposition, postage prepaid, addressed to Debtor either at the address shown in this Agreement or at any other address of Debtor appearing on the records of the Secured Party.

     9. GENERAL. Except as otherwise defined in this Agreement, all terms in this Agreement shall have the meanings provided by the Michigan Uniform Commercial Code as amended from time to time. Any delay by Secured Party in exercising any power, privilege or right hereunder, or under any other instrument or agreement executed by Debtor in connection herewith shall not operate as a waiver thereof, and no single or partial exercise shall preclude other or further exercise thereof, or the exercise of any other power, privilege or right. The waiver by Secured Party of any Default by Debtor shall not constitute a waiver of any subsequent Default, but shall be restricted only to the Default waived. All rights, remedies and powers of Secured Party hereunder are irrevocable and cumulative and not alternative or exclusive, and shall be in addition to all rights, remedies, and powers given in any other instrument or agreement or by the Michigan Uniform Commercial Code. This Agreement cannot be modified except by a writing signed by Debtor and by the Secured Party.

     This Agreement has been delivered in Michigan, and shall be construed in accordance with the laws of the State of Michigan. Whenever possible, each provision of this Agreement shall be interpreted to be effective and valid under applicable law, but if any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. The rights and privileges of the Secured Party hereunder shall inure to the benefit of its successors and assigns, and this Agreement shall be binding on all successors and permitted assigns of Debtor. The parties expressly acknowledge that Secured Party has the right to assign all or any part of its rights hereunder, including without limit, this Agreement; provided, however the Debtor shall receive seven
(7) days advance written notice of such assignment.

                                                    EXHIBIT A TO PROMISSORY NOTE


     IN WITNESS WHEREOF, each party hereto has executed this Security Agreement on the date set forth below underneath said party's signature but effective as of the 8th day of December, 2005.

                                    DEBTOR:

                                    Diamond Blue Drilling Co..
                                    an Oklahoma corporation



                                    By: ________________________________
                                        Ken L. Kentworthy, Jr.
                                        Chief Executive Officer

                                    Dated: December 8, 2005


                                    SECURED PARTY:

                                    McLACHLAN DRILLING COMPANY
                                    a Michigan corporation


                                    By: ________________________________
                                        James E. McLachlan, President

                                    Dated: December 8, 2005

                                   "EXHIBIT A"
                              TO SECURITY AGREEMENT




                            IDECO BIR 800 RAMBLER RIG
                           1000 HP, SERIAL NO. AL 1036
                        ON 6 AXLE SELF-PROPELLED CARRIER

DRAWWORKS
Ideco H-1000 single drum with circul. brake flanges, Parmac double 22" Hydro-matic brake, Crown-o-matic, spinning cathead, hydraulic catworks, Gearmatic hydraulic tugger winches - Powered by: 2 ea Cummins NTA Diesel engines w/Allison 5860 five-speed transmissions-1050 HP

MAST
Ideco KN112-358 AH-112ft, 358,000 lb on 10 lines, 4" standpipe, 3 1/2 x 55'
kelly hose

TRAVELING
Gardner Denver TWW-30 block assemble with 300 ton hydrahook. Unitized block-hook w/5-42" sheaves 1-18" line, 96" x 2-3/4" weldness bails

TWO SUBSTRUCTURES AVAILABLE

*A) Custom 300 ton integrally loaded w/ 14' x 24' floor space, 13' KB measurement w/ 10' 6" clear height under rotary beams-48' long cat walk w/V-Door

 B) Custom 400 ton cantilever substructure with 14' x 19' 11" floor space - 18' 11" KB measurement and 16' clear height under the rotary beams - 48' long cat walk w/V-Door. Substructure is fitted and pinned to a 5' 7" high x 80' long pony sub w/ ramp

ROTATING
Ideco SR 20.5 rotary table- 20 1/2 in opening w/split master bushing Ideco TL 200 ton swivel Foster Model 77 kelly spinner 4 1/2 x 39' square kelly Varco 4 roller drive bushing

PUMPS
2 ea. Nat. 8-P-80 triplex 61/4" x 8 1/2" with quick change valve caps, Hydril K-20 pulsation dampners powered by 2 ea. Cat 398 diesels 1000 HP


* = SUB BEING USED FOR THIS CONTRACT

MCLACHLAN DRILLING COMPANY
RIG #5 SPECIFICATIONS
PAGE TWO


MUD SYSTEM
2 ea 225 bbl steel pits w/7 compartments, bypass troughing, top mounted walkways Harrisburg 10" two cone desander w/ 50 HP electric motor, 5 x 6 centrfugal pump w/ internal piping to charge either system Derrick flow line cleaner shale shaker

WELL CONTROL EQUIPMENT
Cameron 11" 5000 lb Type D Annular
Schaffer 11" 5000 lb Type "LWS" double ram w/4 1/2 , 5 1/2 & blind rams Koomey Type 80 3000# 80 gal accumulator w/5 stations & remote, one 15 HP electric tiplex & 2 air charge pumps W/Nitrogen backup system

DRILL STRING
4 EA 8 x 2 1/4 drill collars
20 ea 6 1/2 x 2 1/4 drill collars
8,500' 4 1/2 XH Grade "E" 16.60 lb range 2 DP on tandem axle pipe tubs 2,000 4 1/2 x H Grade E 20.00 lb range 2 DP

GENERATOR ACCUMULATOR TRAILER
2 ea 275 KW new gen sets powered by John Deere 8.1 Liter diesel engine and power panel

DOG HOUSE, FUEL TRAILER
8' x 22' elevating dog house w/tool room & knowledge box equipped w/Martin Decker 3-pen recorder & Bear Automatic Driller 7,000 gal fuel tank with lubster


AUXILIARY EQUIPMENT
Wooley Type "B" rotary tongs 3 1/2 x 13 3/8 heads, 2 ea 360 BBL water tanks w/ triplex high pressure wash down pump & rig circulating system



09/03

                                    Exhibit C
                                    ---------

                              FORM OF BILL OF SALE

                                                                       Exhibit C
                                                                       ---------

                           BILL OF SALE AND ASSIGNMENT


     THIS BILL OF SALE AND ASSIGNMENT is made and entered into as of the 8th day of December, 2005, by McLachlan Drilling Company, a Michigan corporation (the "SELLER"), with reference to the following circumstances:

     WHEREAS, the Seller and GMX RESOURCES INC., an Oklahoma corporation ("GMX") are parties to that certain Asset Purchase Agreement dated December 8, 2005 (the "AGREEMENT"), the terms and provisions of which are herein incorporated by reference in their entirety, pursuant to which the Seller has agreed to sell, convey, transfer, assign and deliver to Blue Diamond Drilling Co. (the "Buyer"), which is a wholly-owned subsidiary of GMX and GMX and the Buyer have agreed to purchase, receive and accept from the Seller, a drilling rig and related parts and components with the specifications set forth on Exhibit A attached hereto and made a part hereof by this reference (the "RIG").

     NOW THEREFORE, for and in consideration of the sum Five Million One Hundred Thousand Dollars ($5,100,000), payable as set forth in the Agreement:

     1. The Seller hereby sells, conveys, transfers, assigns and delivers the Rig to Buyer, its successors and assigns, to have and to hold the Rig unto the Buyer, its successors and assigns forever.

     2. The Seller warrants that this transfer is effective to vest good and marketable title to the Rig in the Buyer, free and clear of all liens and encumbrances of any kind. The Seller further warrants that at the time of transfer, it is the sole owner of the Rig.

     3. The Seller agrees to execute, acknowledge and deliver to the Buyer such further acts, transfers, conveyances and assignments and such other documents and instruments as may reasonably be required for the better transferring, assuring, conforming and vesting unto the Buyer of the Rig, and for aiding and assisting the Buyer in the collecting and reducing the same to the Buyer's possession.

     4. Nothing contained in this Bill of Sale and Assignment is intended to modify, amend or alter in any respect the rights and obligations of the parties under the Agreement, which shall remain in full force and effect notwithstanding the execution and delivery hereof.

     IN WITNESS WHEREOF, the Seller has executed this instrument as of the day and year first above written.


"SELLER"                           McLACHLAN DRILLING COMPANY, a
                                   Michigan corporation



                                   By: ___________________________
                                   Name: _________________________
                                   Title: ________________________

                                 ACKNOWLEDGMENT


State of  Michigan                )
                                  )   SS.
County of _____________           )


     This instrument was acknowledged before me on this ____ day of ________________, 2005, by ____________________, as __________________ of
McLachlan Drilling Company, a Michigan corporation.


                                     __________________________________________
                                     Notary Public, Commission No. ____________


My Commission Expires:

______________________
      (SEAL)

                                    EXHIBIT A
                                    ---------

                            RIG PARTS AND COMPONENTS


DRAW WORKS
Ideco H-1000 single drum with circul. brake flanges, Parmac double 22" Hydro-matic brake, Crown-o-matic, spinning cathead, hydraulic catworks, Gearmatic hydraulic tugger winches - Powered by: 2 ea Cummins NT A Diesel engines w/ Allison 5860 five-speed transmissions-1050 HP

MAST
Ideco KN117-358 AH-117ft, 358,000 lb on 10 lines, 4" standpipe, 3 1/2 x 55'
kelly hose

TRAVELING
Gardner Denver TWW -30 block assembly with 300 ton hydrahook. Unitized block-hook w/5-42" sheaves 1-1/8" line, 96" x 2 3/4' weldess bails

TWO SUBSTRUCTURES AVAILABLE
A) Custom 300 ton integrally loaded w/ 14' x 24' floor space, 13' KB measurement w/ 10' 6" clear height under rotary beams-48' long cat walk w/V -Door

B) Custom 400 ton cantilever substructure with 14' x 19' 11" floor space - 18' 11" KB measurement and 16' clear height under the rotary beams - 48' long cat walk w/V-Door. Substructure is fitted and pinned to a 5' 7" high x 80' long pony sub w/ ramp located in Evart, MI

ROTATING
Ideco SR 20.5 rotary
table- 20 1/2 in opening w/split master bushing Ideco TL 200 ton swivel Foster Model 77 kelly spinner 5 1/4 x 40' Hex kelly Varco 4 roller drive bushing

MUD SYSTEM
2 ea 225 bbl steel pits w/7 compartments, bypass trougbing, top mounted walkways
Harrisburg 10" two cone desander w/ 50 HP electric motor, 5 x 6 centrfugal pump w/ internal piping to charge either system
Derrick flow line cleaner shale shaker
Choke manifold & gas buster

WELL CONTROL EQUIPMENT
Cameron 11" 5000 Ib Type D Annular
Schaffer 11" 5000 Ib Type "LWS" double ram w/4 1/2 & blind rams
Schaffer 13 5/8" 5000 Ib Annular
Schaffer 13 5/8" 5000 lb "LWS" double ram w/ 4 1/2 and blind rams
Koomey Type 80 3000# 80 gal accumulator w/5 stations & remote, one 15 HP electric tiplex & 2 air charge pumps W/Nitrogen backup system

DRILL STRING
8 EA 8 x 2 1/4 drill collars
20 ea 6 1/2 x 2 1/4 drill collars

GENERATOR ACCUMULATOR TRAILER
2 ea 275 KW gen sets powered by John Deere Cummins engine & power panel

DOG HOUSE, FUEL TRAILER 8' x 22' elevating dog house w/tool room & knowledge box equipped w/Martin Decker 3-pen recorder & Satellite Automatic Driller 8,000 gal fuel tank with lubster

AUXILIARY EQUIPMENT
Wooley Type "B" rotary tongs 3 1/2 x 13 3/8 heads, 2 ea 360 BBL water tanks w/ triplex high pressure wash down pump & rig circulating system